UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 8, 2013

Jacobs Engineering Group Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-7463	95-4081636
(State of incorporation)	(SEC File No.)	(IRS Employer identification number)

155 North Lake Avenue, Pasadena, California	91101
(Address of principal executive offices)	(Zip code)

Registrant's telephone number (including area code): (626) 578-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 8, 2013, Jacobs Engineering Group Inc. (the “Company”) and Jacobs Australia Holdings Company Pty. Ltd., a wholly-owned subsidiary (the “Subsidiary”) of the Company, entered into a Merger Implementation Deed (the “Merger Implementation Deed”) with Sinclair Knight Merz Management Pty Limited (“SKMM”) and Sinclair Knight Merz Holdings Limited (“SKMH” and together with SKMM and their subsidiaries, “SKM”). In accordance with the terms of the Merger Implementation Deed, the Subsidiary (or another wholly-owned subsidiary of the Company), SKMM, SKMH, the shareholders of SKMM and SKMH (collectively, the “Sellers”) and certain individuals to be named as the representatives of the Sellers (the “Sellers' Representatives”) would, following satisfaction or waiver (as applicable) of the conditions set forth in the Merger Implementation Deed, enter into a Sale Agreement (the “Sale Agreement” and, together with the Merger Implementation Deed, the “Agreements”) immediately prior to implementation of the Acquisition (as defined below). Pursuant to the Agreements, the Company would acquire, subject to the conditions set forth in the Merger Implementation Deed and described below, indirectly through the Subsidiary, 100% of the voting and equity shares of SKMM and SKMH for approximately AUS$1.3 billion in cash (approximately US$1.2 billion as of September 8, 2013) (the “Acquisition”). The purchase price reflects an enterprise value of AUS$1.2 billion (US$1.1 billion as of September 8, 2013) plus adjustments for cash, debt and other items.

SKM is an employee-owned company that provides engineering, design, procurement, construction and project management, as well as consulting, planning and scientific services in the mining and metals, building and infrastructure, water and environment and power and energy industries. SKM has significant operations in Australia, Asia, South America and the United Kingdom.

AUS$120 million of the purchase price will be held back upon completion of the Acquisition, to be held in escrow by an independent third party escrow agent, and will be available to fund post-closing claims of the Company under the terms of the Sale Agreement (the “Escrow Amount”). Fifty percent of the Escrow Amount (plus interest) will be released to the Sellers on December 1, 2014, and the remainder (plus interest) will be released to the Sellers on the three year anniversary of completion of the Acquisition, in each case, less the amount of claims paid and subject to pending claims.

Under the terms of the Agreements, the parties have agreed to customary representations and warranties (in respect of SKM and the Sellers, they are referred to in the Agreements as “Adjustment Statements”), covenants and post-closing recourse obligations. The boards of directors of each of the Company, the Subsidiary, SKMM and SKMH have approved the Acquisition.

While the Acquisition is not subject to approval by the stockholders of the Company, it requires the approval of the stockholders of SKMM and SKMH and is also subject to approval of the Australian Federal Court and review by the Australian Securities and Investments Commission. The consummation of the Acquisition is subject to additional customary closing conditions, including (i) certain regulatory approvals, including approval of the Foreign Investment Review Board of Australia, (ii) the absence of certain circumstances or corporate actions on the part of SKM or the Subsidiary, (iii) the absence of any material adverse change of the nature described in the Merger Implementation Deed with respect to SKM, (iv) the absence of action by a governmental authority restraining or prohibiting the Acquisition, (v) subject to certain materiality exceptions, the Adjustment Statements and representations and warranties of the parties (as applicable) being true, accurate and not misleading, (vi) certain insurance policies purchased in connection with the Acquisition being legally binding and valid, (vii) completion of certain corporate reorganization and other matters on the part of SKM, (viii) the receipt of certain required consents and (ix) the delivery of certain ancillary documents and agreements. The Company currently expects that the Acquisition will close during its first fiscal quarter ending December 27, 2013.

The parties have certain customary termination rights under the Merger Implementation Deed. The Sale Agreement will be entered into immediately prior to closing and does not provide for termination rights.

Item 7.01.  Regulation FD Disclosure.

The Company issued a press release on September 8, 2013 announcing the entry by the Company and the Subsidiary into the Merger Implementation Deed. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, the information disclosed in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company dated September 8, 2013 announcing entry into the Merger Implementation Deed

The information in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Furthermore, Exhibit 99.1 shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements
Statements in this Current Report on Form 8-K that are not based on historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to, the timing and anticipated completion of the Acquisition. These forward-looking statements are made on the basis of the Company's current beliefs, expectations and assumptions as well as currently available competitive, financial and economic data. Forward-looking statements, however, are inherently uncertain.
There are a variety of factors that could cause actual results to differ materially from the forward-looking statements contained herein including but not limited to: risks relating to the consummation of the Acquisition, including the risk that the closing conditions to the Acquisition will not be satisfied; any difficulties associated with requests or directions from governmental authorities resulting from their reviews of the Acquisition; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Acquisition; litigation relating to the Acquisition or its completion; unexpected costs, charges or expenses resulting from the Acquisition or its completion; any operational, cultural or financial difficulties associated with the integration of the Company's and SKM's businesses; and any changes in general economic and/or industry-specific or company-specific conditions. Additional factors that could cause actual results to differ from those described in the forward-looking statements are set forth in the Company's Annual Report on Form 10-K for the year ended September 28, 2012, and in particular the discussions contained under Items 1 - Business, 1A - Risk Factors, 3 - Legal Proceedings, and 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations, and in the Company's subsequent reports on

Forms 10-Q and 8-K filed with the SEC. The Company does not undertake to update any forward-looking statements made herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2013

JACOBS ENGINEERING GROUP INC.

By:	/s/ John W. Prosser, Jr.
John W. Prosser, Jr.
Executive Vice President
Finance and Administration

Exhibit Index

Exhibit No.	Description
99.1	Press Release of the Company dated September 8, 2013 announcing entry into the Merger Implementation Deed

The information in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, Exhibit 99.1 shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.